UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - September 3, 2009

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

NUCRYST Pharmaceuticals Corp.
101 College Road East
Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 228-8210

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

Item 8.01	Other Events.

On September 3, 2009 NUCRYST Pharmaceuticals Corp. (“NUCRYST”), a developer and manufacturer of medical products that fight infection and the Advanced Wound Management division of Smith & Nephew plc announced the European launch of Acticoat™ Flex3 and Acticoat™ Flex7. The Flex range is the newest addition to the Acticoat™ portfolio of dressings with NUCRYST’s proprietary SILCRYST™ nanocrystalline silver coatings. Acticoat™ Flex is an antimicrobial barrier dressing designed to conform to body contours and allow for flexible movement for injuries that require sustained antimicrobial activity.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release dated September 3, 2009, titled “European Launch of Acticoat™ Flex with NUCRYST’s Nanocrystalline Silver Technology Announced by Smith & Nephew”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.

	By:	/s/Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary
Dated: September 3, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated September 3, 2009, titled “European Launch of Acticoat™ Flex with NUCRYST’s Nanocrystalline Silver Technology Announced by Smith & Nephew”